83 2022 © AppFolio, Inc. Opening Video AppFolio Investor Meeting October 12, 2022 Welcome

84 2022 © AppFolio, Inc. AppFolio Vision & Strategy Jason Randall President & CEO Customer-Centric Innovation: The Key to our Future Shane Trigg General Manager, Real Estate One Powerful Platform: The Key to Differentiation Will Moxley Sr. Vice President, Product 15 min break Partnering to Win: AppFolio Customer Panel Shane Trigg General Manager, Real Estate Financial Overview Fay Sien Goon CFO Q&A Agenda

85 2022 © AppFolio, Inc. Safe Harbor Statement and Other Information This presentation contains forward-looking statements within the meaning of federal securities laws, which statements involve substantial risks and uncertainties. Forward-looking statements made in this presentation are based primarily on our current expectations and projections about future events and trends that we believe may affect our business, financial condition, operating results, and prospects. In some cases, you can identify forward-looking statements by the use of words such as “may,” “will,” “should,” “might,” “expect,” “plan,” “anticipate,” “could,” “intend,” “target,” “project,” “contemplate,” “believe,” “estimate,” “predict,” “potential,” or “continue,” or the negative of these words or other similar terms or expressions that concern our expectations, strategy, plans, or intentions. Examples of forward-looking statements include, among others, statements made regarding future research and product development plans, future market conditions and size, growth in the size of our business and number of customers, strategic plans and objectives, business forecasts and plans, our future or assumed financial condition, results of operations and liquidity, trends affecting our business and industry, the competitive environment, responding to customer needs, and capital resource allocation plans. Further information on the above and other risks that could cause our actual results to differ materially from our current expectations and projections can be found in our Annual Report on Form 10-K filed for the year ended December 31, 2021 and in our other Securities and Exchange Commission (“SEC”) filings, including our most recent Quarterly Report on Form 10-Q, which are available on our website at https://ir.appfolioinc.com/ or the SEC’s website at www.sec.gov. We cannot guarantee that we will achieve the plans, intentions, or expectations disclosed in our forward-looking statements, and you should not place undue reliance on our forward-looking statements. Forward-looking statements represent our management’s beliefs and assumptions only as of the date of this presentation. Our forward-looking statements do not reflect the potential impact of any future acquisitions, mergers, dispositions, joint ventures, or investments we may make. We undertake no obligation, and do not intend, to update these forward-looking statements, to review or confirm analysts’ expectations, or to provide interim reports or updates on the progress of the current financial quarter. The information in this presentation on new products, features, or functionality is intended solely to outline our general product direction. It is not a commitment to deliver any product, feature, or functionality; and our product direction may change at any time without notice. As such, the information may not be incorporated into any contract and purchases should not be contingent upon it. Numbers in this presentation may be rounded for presentation purposes.

1 2022 © AppFolio, Inc. Jason Randall President & CEO AppFolio Vision & Strategy

2 2022 © AppFolio, Inc. Our mission is to revolutionize vertical industry businesses by providing great software and services. Our Mission

3 2022 © AppFolio, Inc. Consistent Resilient Growth $65M $117M Real Estate Revenue CAGR 30%

4 2022 © AppFolio, Inc. Expand Retain Scale Land Grow Consistent Growth

5 2022 © AppFolio, Inc. Screening Insurance Payments First Value Added Service AppFolio Through the Years: Growth & Innovation 2008 2009 2010 2011 2012 2015 2018 2020 Q1 2022 Q2 2022 AppFolio, Inc. Opens its Doors 2006 AppFolio Property Manager Launches Customer Websites IPO AppFolio Property Manager Plus #1 on Fortune’s Fastest Growing Companies List >1M Units Added Y/Y Surpassed $100M Qtrly Revenue Launch of AppFolio Stack™

6 2022 © AppFolio, Inc. 51M Residential Units Substantial Market for AppFolio Products 2022 Unit TAM Residential Units Primary Source: Rental Housing Finance Survey (RHFS) 2018* Community Associations Units: Community Associations Institute 2021* *AppFolio estimate as of Q2 2022 28M Community Associations Units Adjacent Markets Investment Management Short Term Rentals

7 2022 © AppFolio, Inc. Landing New Customers CAGR +9% 14,729 AppFolio Property Manager Customers ,87817

8 2022 © AppFolio, Inc. Shane Trigg General Manager, Real Estate Experienced Leadership Jason Randall President and Chief Executive Officer Amy Meyer Chief People Officer Jon Walker Co-Founder & Chief Technology Officer Matt Mazza Chief Legal Officer Fay Sien Goon Chief Financial Officer Jay Choi Chief Strategy Officer and General Manager, Growth

9 2022 © AppFolio, Inc. Simpler is better Great, innovative products are key to a great business Great people make a great company Listening to customers is in our DNA Small, focused teams keep us agile We do the right thing; It's good for business Our Values Guide our Business

10 2022 © AppFolio, Inc. Keep Existing Customers Happy Acquire New Customers Expand Adoption & Use by Existing Customers Enter & Expand New Adjacent Markets Strategy for Long Term Growth Operational Excellence

11 2022 © AppFolio, Inc. Customer-Centric Innovation: The Key to our Future Shane Trigg General Manager, Real Estate

51M

Residential Unit TAM


Student Housing
Multifamily Residential
Single-family Residential
Senior Housing
Mobile Homes
Affordable Housing
Adjacent Market
Short Term Rentals

Primary Source: Rental Housing Finance Survey (RHFS) 2018*
*AppFolio estimate as of Q2 2022

Total TAM rounded to the nearest million.

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2022 © AppFolio, Inc.
appfolio

13 2022 © AppFolio, Inc. Our Opportunity Expand Unit expansion Retain Product innovation, ease of use, exceptional service, customer experience Scale AppFolio Stack™, prop tech ecosystem Land Customers, units Grow ARPU through APM Plus, Value Added Services, product innovation

14 2022 © AppFolio, Inc. Investors & Owners Residents Property Managers Our Customers

15 2022 © AppFolio, Inc. SEGMENT SIZE DEFINITION SMB 50-499 units Mid-Market 500-1,499 units Corporate 1.5K+ units Associations 50 - 20K units A Balanced Portfolio AppFolio is positioned to build upon its SMB leadership as it further penetrates the market

16 2022 © AppFolio, Inc. Customer feedback loop Disciplined market validation process Repeatable Process for Success APM Core & APM Plus Value Added Services Customer Service APPFOLIO TECHNOLOGY PLATFORM System of Intelligence System of Engagement System of Record

17 2022 © AppFolio, Inc. The Challenges We Solve Source: AppFolio Property Manager Top Challenges Research, 2022 01 02 03 Property Manager Top Challenges Operational Efficiency Maximizing Revenue & Profits HR, Staffing & Recruitment

18 2022 © AppFolio, Inc. Focus Areas Property Type Expansion Customer Experience Product Innovation Differentiate Partnerships & Integrations

19 2022 © AppFolio, Inc. Focus Areas Property Type Expansion ● Accelerating the pace at which we grow net new units on our platform across our market segments ● Adding new capabilities that improve our ability to win upmarket ● Investing in new property types

20 2022 © AppFolio, Inc. Focus Areas Customer Experience ● Creating a product- driven, effortless service experience ● Enabling our customers to gain value fast, adopt more of our workflows and achieve their business goals

21 2022 © AppFolio, Inc. Focus Areas Product Innovation ● Multiplying our approach to innovation in solving new customer problems ● Creating new revenue streams

22 2022 © AppFolio, Inc. Focus Areas Differentiate Continuing innovation in data, mobile, and AI

23 2022 © AppFolio, Inc. Focus Areas Partnerships & Integrations Giving larger, upmarket customers greater ability to manage complex portfolios, and run their entire business from a centralized hub

24 2022 © AppFolio, Inc. Continue SMB Leadership Win Upmarket Grow Value Added Services Our Strategy

25 2022 © AppFolio, Inc. Value Added Services Growth Expansion of Value Added Services: ● Grows revenue per unit ● Increases customer retention

26 2022 © AppFolio, Inc. ARPU Growth Chris Force, CPA, MBA Director of Accounting and Business Operations Alexander Forrest Investments, LLC “We are big fans of AppFolio and AI Leasing Assistant, Lisa in particular as it has provided value to our property owners and allows AFI to be much more cost effective and efficient. We recently upgraded to AppFolio Property Manager Plus and we are excited about improving our service offering to our stakeholders and improving the scalability of our business model.” Creating Value for our Customers APM Core APM Plus Value Added Services

27 2022 © AppFolio, Inc. Search Volume by Brand AppFolio is Poised to Win AppFolio Real Page EntrataYardi Buildium Source: trends.google.com

28 2022 © AppFolio, Inc. Strategy for an Efficient Go-to-Market Product Strategy Development Messaging Marketing Sales Onboarding Client Services Market Segments Evaluation, win and switching capture rates Sales Execution Bookings attainment and wallet share Time to Value Attach rates, Value Added Services, frictionless experience Partner Strategy Leverage partners to extend capabilities Subscription Renewals High retention and low acquisition cost Marketing Approach Focus on digital and voice of customer to yield efficient pipeline

29 2022 © AppFolio, Inc. One Powerful Platform: The Key to Differentiation Will Moxley Sr. Vice President, Product

30 2022 © AppFolio, Inc. Addressing Our Customers’ Challenges Source: AppFolio Property Manager Top Challenges Research, 2022 01 02 03 Property Manager Top Challenges Operational Efficiency Maximizing Revenue & Profits HR, Staffing & Recruitment

31 2022 © AppFolio, Inc. Property Managers ResidentsInvestors & Owners Create a world where choosing, living in, owning, and managing communities feels magical and effortless, freeing people to thrive. Product Vision

32 2022 © AppFolio, Inc. Source: Institute for Real Estate Management Income Expense/IQ Report Why Does That Matter? Payroll is the #2 expense For residential property managers, just after taxes.

33 2022 © AppFolio, Inc. 40% Of time property management staff reportedly spend on “busywork” according to a survey by AppFolio Staff spend almost two days per week “turning the crank” Source: AppFolio Property Manager March 2022 Property Management Employee Experience Survey

34 2022 © AppFolio, Inc. Magical & Effortless

An Integrated Platform



Residents
Leasing
Property Managers
Maintenance
Vendors
Accounting
Investors/Owners

Value Added Services

- Payments
- Screening
- Insurance
- Smart Maintenance
- & many more

Application Layer

- **Support for:** Single-family Residential | Multifamily Residential | Community Associations | Affordable Housing | Short Term Rentals
- **Common Components** for a Better Experience: Portals & Mobile | Communication | Documents | Reporting | Search | Workflows | Identity

Platform Layer

- **Tooling** for Rapid Innovation | Constant Updates
- **AI Factory** for Automation | Recommendations
- **AppFolio Stack™** for Easy Extensibility
- **Cloud Operations** for Reliability | Performance | Security

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2022 © AppFolio, Inc.

Innovation Over the Years

2019

- AppFolio Property Manager PLUS
- AI Leasing Assistant, Lisa
- AppFolio Investment Management
- LIHTC (Low Income Housing Tax Credit)

2020

- Virtual Showings
- 3D Virtual Tours
- Automated Accounts Payable
- Income Verification
- Leasing Metrics Dashboard
- Intercompany Transactions
- Mailing Service (CA)
- CheckAlt (CA)

2021

- Smart Maintenance
- Unit Turn Board
- Rental History Verification
- Procurement
- Project Budgeting
- Loan Tracking
- LLI Smart Enrollment
- Calendar (CA)
- Cost Centers (CA)
- Multiple Fund Accounting (CA)

2022

- AppFolio Stack™
- FolioGuard Security Deposit Alternative
- Mobile Inspections
- Report Builder
- Bank Feed
- PDF Leases
- Project Budgeting
- Cost Centers
- Security Deposit Return via eCheck
- Flexible Screening
- Home Sale Docs integration (CA)
- Bank Transfers (CA)

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37 2022 © AppFolio, Inc. 01 02 03 Three Major Themes of Innovation Expanding Upmarket AI Differentiation Customer Experience

38 2022 © AppFolio, Inc. 01 02 03 Expanding Upmarket AI Differentiation Customer Experience

39 2022 © AppFolio, Inc. AppFolio StayManager™ +35% increase in the industry average annual revenue per short-term rental last year Source: AirDNA, The 2022 Vacation Rental Outlook Report In Development

40 2022 © AppFolio, Inc. A Single Platform to Efficiently Manage Affordable Housing & Stay Compliant In Development

41 2022 © AppFolio, Inc. AppFolio Stack™ New

42 2022 © AppFolio, Inc. IoT & Smart PropertiesMarketing & LeasingMaintenance Utility Management Compliance appfolio.com/stack AppFolio Stack™ Partners New

43 2022 © AppFolio, Inc. Centralization & Automation

44 2022 © AppFolio, Inc. Report Builder Product Improvement

45 2022 © AppFolio, Inc. 01 02 03 Expanding Upmarket AI Differentiation Customer Experience

46 2022 © AppFolio, Inc. AI Magic

47 2022 © AppFolio, Inc. Bank Feed New

48 2022 © AppFolio, Inc. Product Improvement Smart Ensure

49 2022 © AppFolio, Inc. 01 02 03 Expanding Upmarket AI Differentiation Customer Experience

50 2022 © AppFolio, Inc. Security Deposit Alternative New

51 2022 © AppFolio, Inc. Security Deposit Refund New

52 2022 © AppFolio, Inc. Apple Pay New

53 2022 © AppFolio, Inc. 75% of time saved in the application review process.* Income Verification in AppFolio Screening Up to Product Improvement *Customer response in an AppFolio product validation interview

54 2022 © AppFolio, Inc. 01 02 03 Three Major Themes of Innovation Expanding Upmarket AI Differentiation Customer Experience

56 2022 © AppFolio, Inc. Partnering to Win: AppFolio Customer Panel Shane Trigg General Manager, Real Estate

57 2022 © AppFolio, Inc. Brooks Baskin Founder & CEO 2B Living, Inc. San Carlos, CA 3000 Units Customer since 2016 Single-family, Multifamily, Commercial Screening Premium Leads Payments Smart Maintenance Insurance Automated AP Collections Website IM

Gozen Hartman

Co-Founder and Chief Operating Officer

Fairlawn Management, Inc.

Champaign, IL

Plus IM

4800 Units

Customer since 2019

Single-family, Multifamily, Commercial, Student Housing



- Payments
- Screening
- Insurance
- Premium Leads
- Collections
- Smart Maintenance
- AI Leasing Assistant, Lisa
- Website

58

2022 © AppFolio, Inc.

appfolio

59 2022 © AppFolio, Inc. JT Morrison President Horizons Asset Management, LLC Columbus, Ohio 1100 Units Customer since 2016 Multifamily, Commercial Screening AI Leasing Assistant, Lisa Payments Collections Insurance Website Smart Maintenance

60 2022 © AppFolio, Inc. Ross Nelson CEO/Broker Marshall Reddick Real Estate Newport Beach, CA 2400 units Customer since 2020 Single-family, Multifamily IM Screening Collections Payments Insurance

61 2022 © AppFolio, Inc. Marco Vartanian President & CEO Sullivan Property Management Santa Ana, CA 5100 Units Customer since 2018 Single-family, Multifamily, Commercial Screening Smart Maintenance Payments Insurance

AppFolio Customer Panel



Brooks Baskin
Founder & CEO

2B Living, Inc.
San Carlos, CA

3000 Units
Customer since 2016
Single-family, Multifamily, Commercial

Plus IM

- Payments
- Screening
- Insurance
- Collections
- Automated AP
- Premium Leads
- Smart Maintenance
- Website



Gozen Hartman
Co-Founder and Chief Operating Officer

Fairlawn Management, Inc.
Champaign, IL

4800 Units
Customer since 2019
Single-family, Multifamily, Commercial, Student Housing

Plus IM

- Payments
- Screening
- Insurance
- Collections
- AI Leasing Assistant, Lisa
- Premium Leads
- Smart Maintenance
- Website



JT Morrison
President

Horizons Asset Management, LLC
Columbus, Ohio

1100 Units
Customer since 2016
Multifamily, Commercial

Plus

- Payments
- Screening
- Collections
- AI Leasing Assistant, Lisa
- Smart Maintenance
- Website
- Insurance



Ross Nelson
CEO/Broker

Marshall Reddick
Newport Beach, CA

2400 Units
Customer since 2020
Single-family, Multifamily

Plus IM

- Payments
- Screening
- Insurance
- Collections



Marco Vartanian
President & CEO

Sullivan Property Management
Santa Ana, CA

5100 Units
Customer since 2018
Single-family, Multifamily, Commercial

Plus

- Payments
- Screening
- Website
- Smart Maintenance

Plus AppFolio Property Manager Plus
IM AppFolio Investment Management

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2022 © AppFolio, Inc.

63 2022 © AppFolio, Inc. Thank You AppFolio Customers!

64 2022 © AppFolio, Inc. Fay Sien Goon CFO Financial Overview

65 2022 © AppFolio, Inc. Path to Profitability Resilient Business FOCUS AREAS Consistent Revenue Growth

Consistent Revenue Growth


Real Estate
Revenue
CAGR
30%
$65M
$117M
Q1
2020
Q2
2022

Land
Customers, Units

Expand
Unit expansion

Grow
ARPU through APM Plus, Value Added Services, product innovation

Retain
Product innovation, ease of use, exceptional service, customer experience

Scale
AppFolio Stack™, Prop tech ecosystem

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67 2022 © AppFolio, Inc. Landing New Units Growing ARPU CAGR Q1 FY20 to Q2 FY22 ARPU Units Real Estate Revenue+ 12% 17% 30%

68 2022 © AppFolio, Inc. Expanding Unit Growth Focused on Residential Units 5M 7M AppFolio Property Manager Units by Segment CAGR 17% Q1 FY20 Q2 FY22 Residential Corporate 1,500+ units Residential Mid-Market 500-1,499 units Residential SMB 50-499 units Community Associations

Long Runway for Future ARPU Growth


Lowest 100 Customers
Average
Highest 100 Customers
WHOLE NUMBERS
~$20
Average ARPU
~$110
Increased AppFolio Property Manager Plus adoption & Value Added Services usage

69
2022 © AppFolio, Inc.
Average ARPU Numbers for Q2 '22
appfolio

Strong Growth Potential with APM Plus

~6x

APM Plus Corporate segment penetration vs. other segments

+60%

Higher ARPU APM Plus vs APM Core



APM Plus Core ARPU
Value Added Services ARPU
APM Core ARPU
Value Added Services ARPU
APM Plus customer ARPU
APM Core customer APRU

70

2022 © AppFolio, Inc.

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71 2022 © AppFolio, Inc. Revenue from Entire Real Estate Lifecycle High Retention Customers Strong Balance Sheet Resilient Business 3 Workflows

72 2022 © AppFolio, Inc. Deeply Embedded in the Real Estate Life Cycle Residents Leasing Maintenance Property Managers Vendors Investors/Owners Accounting

73 2022 © AppFolio, Inc. Revenue From the Entire Real Estate Life Cycle FY19 FY22 H1 Residents Property Manager & Owners Real Estate Revenue Mix by Payer Type Revenue proportions are calculated based on payer type. 0% 100%

74 2022 © AppFolio, Inc. Strong Debt-free Balance Sheet FY19 FY22 H1 Cash & Investments $51M $168M

75 2022 © AppFolio, Inc. Cost of Revenue Sales & Marketing R&D G&A Path to Profitability

76 2022 © AppFolio, Inc. Cost of Revenue Best-in-class client services using intelligent automation and increased self-service ● Service excellence at scale accelerates time to value ● Increase self-serve to deliver realtime support Result - Positive Free Cash Flow Path to Profitability EXAMPLES Sales & Marketing Differentiating and scaling our customer acquisition ● Leverage technology to drive targeted pipelines ● In-app adoption of value added services R&D Continue our pace of new product innovation to support revenue growth ● Expand capabilities through property types (Affordable) ● Enable innovation through our open platform (AppFolio Stack) G&A Scale operations through process optimization and automation ● Right size office footprint ● Optimization & automation

77 2022 © AppFolio, Inc. Operational Excellence Keep Existing Customers Happy Acquire New Customers Expand Adoption & Use by Existing Customers Enter & Expand New Adjacent Markets Strategy for Long Term Growth

78 2022 © AppFolio, Inc. Q&A

79 2022 © AppFolio, Inc. Thank you! Recorded session to be shared via ir.appfolioinc.com

80 2022 © AppFolio, Inc. APPENDIX

Definitions of Measures and Metrics and Why They Matter

METRIC NAME	DEFINITION	WHY IT MATTERS
ARPU	Average annualized revenue per unit. (APM Core revenue + APM Value added services revenue) divided by average ending active units on platform for the specified period.	Provides insight into how much revenue recognized, on average, from each unit in a given period.
Customers	Customers which have an entitlement to an APM Core or APM Plus subscription at the end of the specified period.	We believe that our ability to increase the number of property management customers under management is an indicator of our market penetration, the growth of our business, and our potential future business opportunities.
Free Cash Flow*	Free cash flow is defined as net cash from operating activities, less purchases of property and equipment, capitalization of software development costs, and other non-recurring items.	Serves as a measure of profitability.
Real Estate Revenue	Includes revenue from AppFolio Property Management Solution and Investment Management Solution	Provides insight into ongoing business
Residential Units	Includes single-family and multi-family rental units.	Demonstrates our market for AppFolio Property Management Solution products.
Community Associations Units	Includes condominium owners' associations who manage common structures with multiple units, such as apartments and townhomes and homeowner associations who oversee single-family homes in planned developments, usually made up of individual lots and homes.	Demonstrates our market for AppFolio Property Management Solution products.
Units	Number of ending active units under management which have an entitlement to an APM Core or APM Plus subscription at the end of the specified period.	We believe that our ability to increase the number of property management units under management is an indicator of our market penetration, the growth of our business, and our potential future business opportunities.

* Free Cash Flow is a non-GAAP financial measure that we most recently disclosed in our 2022 Second Quarter Earnings Press Release, which is available on our IR website at https://ir.appfolioinc.com/.
This presentation includes only a general discussion of Free Cash Flow and does not contain any figures or disclosures, as such, no Free Cash Flow reconciliation is provided in this presentation.

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82 2022 © AppFolio, Inc. Revenue by Industry Industry Q1-FY20 Q2-FY20 Q3-FY20 Q4-FY20 FY20 Real Estate Revenue $65 $73 $75 $72 $285 Legal Revenue* 8 8 9 - 25 Total Revenue $73 $81 $84 $72 $310 - - - - Industry Q1-FY21 Q2-FY21 Q3-FY21 Q4-FY21 FY21 Real Estate Revenue $79 $89 $96 $96 $359 Legal Revenue - - - - - Total Revenue $79 $89 $96 $96 $359 Industry Q1-FY22 Q2-FY22 FY22 H1 Real Estate Revenue $105 $117 $223 Legal Revenue - - - Total Revenue $105 $117 $223 All numbers displayed in millions * Includes revenue from MyCase solution, which was divested on September 30, 2020.